SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 2006

                             REX STORES CORPORATION
             (Exact name of registrant as specified in its charter)

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
      Delaware                                 001-09097                                31-1095548
(State or other jurisdiction              (Commission File No.)                 (IRS Employer Identification No.)
    of incorporation)

                  2875 Needmore Road, Dayton, Ohio                                45414
                  (Address of principal executive offices)                      (Zip Code)
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       Registrant's telephone number, including area code: (937) 276-3931

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On December 20, 2006, REX Stores Corporation issued a press release announcing it has received notice that all conditions necessary for the Company to funds its previously announced commitment in Millennium Ethanol, LLC ("Millennium") were satisfied, and, as such, on December 18, 2006, the Company purchased a $14.0 million secured promissory note from Millennium. The press release is furnished as Exhibit 99 to this report.

Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits. The following exhibits are furnished with this report.

          99   Press Release dated December 20, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         REX STORES CORPORATION


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Date: December 20, 2006                  By:  /s/ DOUGLAS L. BRUGGEMAN
                                              ------------------------
                                              Name:  Douglas L. Bruggeman
                                              Title: Vice President-Finance,
                                                     Chief Financial Officer and
                                                     Treasurer

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